                         FIRST SOUTHERN BANCSHARES, INC.
                             ANNOUNCES FIRST QUARTER
                                RESULTS FOR 2004


Florence, AL. - May 24, 2004 - First Southern Bancshares, Inc. (FSTH.OB) (the "Company"), the holding company for First Southern Bank (the "Bank"), reported an unaudited basic loss applicable to common shareholders of $183,000, or $(0.15) per diluted common share, for the first quarter ended March 31, 2004, as compared to a basic loss applicable to common shareholders of $13,000, or $(0.01) per diluted common share, for the first quarter of 2003. The basic loss applicable to common shareholders and per diluted common share amounts reflect the impact of cumulative dividends and premium accretion on the Company's preferred stock for the periods.

The Company's operations for the first quarter of 2004 resulted in a $170,000 increase in the basic loss applicable to common shareholders. The increase in the loss was the result of a $200,000 reduction in the provision for loan losses recorded in the first quarter of 2003 as compared to no provision or reduction of provision during the first quarter of 2004.

For a complete analysis of the Company's results of operations for the first quarter ended March 31, 2004 as compared to the first quarter of 2003, please refer to Form 10-QSB as filed with the Securities and Exchange Commission.

The Company is headquartered in Florence, Alabama, and the Bank operates through its main/executive office in Florence and two full-service offices in Killen and Muscle Shoals.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES BECAUSE OF THE POSSIBILITY OF CHANGES IN UNDERLYING FACTORS AND ASSUMPTIONS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS FOR A VARIETY OF FACTORS INCLUDING: THE ABILITY OF THE BANK TO COMPLY WITH THE REGULATORY REQUIREMENTS AND AGREEMENTS APPLICABLE TO IT; SHARP AND RAPID CHANGES IN INTEREST RATES; SIGNIFICANT CHANGES IN THE ECONOMIC SCENARIO FROM THE CURRENT ANTICIPATED SCENARIO WHICH COULD MATERIALLY CHANGE ANTICIPATED CREDIT QUALITY TRENDS AND THE ABILITY TO GENERATE LOANS; SIGNIFICANT DELAY IN OR INABILITY TO EXECUTE STRATEGIC INITIATIVES DESIGNED TO INCREASE CAPITAL, REDUCE NON-PERFORMING LOANS AND CLASSIFIED ASSETS, GROW REVENUES AND CONTROL EXPENSES; AND SIGNIFICANT CHANGES IN ACCOUNTING, TAX OR REGULATORY PRACTICES OR REQUIREMENTS. BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS PRESS RELEASE OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF. EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

CONTACT:

First Southern Bancshares, Inc.
Roderick V. Schlosser, Executive Vice President
(256) 718-4206.

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


                                    UNAUDITED
                        CONDENSED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THREE MONTHS ENDED
                                                 MARCH 31
                                               2004       2003

                                                        (SEE NOTE)
Interest Income                               $1,177      $1,270
Interest expense                                 489         556
                                              ------      -------
Net interest income                              688         714
Provision (reduction of
    provision) for
    loan losses                                    -        (200)
                                              ------      -------
Net interest income after provision
    (reduction of provision)
    for loan losses                              688         914
Noninterest income                               165         230
Noninterest expense                            1,024       1,053
                                              ------     -------
Income (loss) before income taxes               (171)         91
Income tax expense                                 -           -
                                              ------     -------
Net Income (loss)                               (171)         91
Cumulative dividend arrearage and
   premium accretion on preferred stock           12         104
Basic loss applicable to common shareholders  $ (183)      $ (13)
                                              =======      ======
Diluted loss per common share                 $(0.15)     $(0.01)
                                              =======     =======


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



                                    UNAUDITED
                            CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                            MARCH 31,   DECEMBER 31,
                                               2004         2003
                                          ---------------------------

                                                          (SEE NOTE)

Cash and investments                         $22,132       $23,179
Loans receivable, net                         70,392        69,634
Other assets                                   4,174         4,167
                                          -----------      -------
Total assets                                  96,698        96,980
                                              ======        ======
Deposits                                      81,470        81,622
Borrowings                                    13,098        13,127
Other liabilities                                605           655
Redeemable preferred stock                       598           586
Common stockholders' equity                      927           990
                                          -----------       -------
Total liabilities and
stockholders' equity                         $96,698       $96,980
                                             =======       =======



                                    UNAUDITED
                            OTHER BALANCE SHEET DATA
                             (DOLLARS IN THOUSANDS)

                                              MARCH 31,   DECEMBER 31,
                                                 2004         2003
                                              ------------------------
                                                          (SEE NOTE)

Non-performing assets                           $3,928      $4,623
Non-performing assets as a percentage
   of total assets                                4.06%       4.77%
Classified loans                                 6,493       7,279
Classified loans as a percentage of
   net loans                                      9.22%      10.45%
                                                 ------      ------
Allowance for loan losses                        2,850       2,866
Allowance for loan losses as a percentage of
   net loans                                      4.05%       4.12%
Tier 1 leverage capital                          7,924       7,975
Tier 1 leverage ratio                             8.32%       8.20%
                                                =======       =====


Note - The Condensed Statement of Operations for the three months ended March 31, 2003, the Condensed Balance Sheet as of December 31, 2003 and the Other Balance Sheet Data as of December 31, 2003 have been adjusted for the effects of a correction of an accounting error. For specific information on the error correction, please refer to Note 6 to the Unaudited Consolidated Financial Statements filed as part of the Company's Form 10-QSB for the period ended March 31, 2004.





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                                    UNAUDITED
                      ANALYSIS OF ALLOWANCE FOR LOAN LOSSES
                                 (IN THOUSANDS)

                                                      THREE MONTHS ENDED
                                                           MARCH 31
                                                    ---------------------
                                                       2004       2003
                                                       ----       ----

Balance - beginning of period                        $2,866     $4,185
 Provision (reduction of provision) for loan losses       -       (200)
 Recoveries                                              63         87
 Charge-offs                                            (79)       (16)
                                                     -------    -------
Balance - end of period                              $2,850     $4,056
                                                     =======    =======